Employee Benefits	12 Months Ended
Dec. 31, 2011
Employee Benefits [Abstract]
Employee Benefits

NOTE 16 - EMPLOYEE BENEFITS

The Bank sponsors The Croghan Colonial Bank 401(k) Profit Sharing Plan, a defined contribution plan which provides for both profit sharing and employer matching contributions. The Plan permits the investing in the Corporation's stock subject to various limitations. The Bank's profit sharing and matching contributions to the 401(k) profit sharing plan for the years ended December 31, 2011, 2010, and 2009 amounted to $372,000, $345,000, and $353,000, respectively. As of December 31, 2011, the Plan held 28,167 shares of the Corporation's common stock.

The Bank has entered into various split-dollar life insurance arrangements, including agreements with certain officers and employees of the Bank to provide for supplemental retirement benefits. All split-dollar policies required the payment of single premiums. The cash value of all split-dollar policies amounted to $10,766,000 and $11,357,000 at December 31, 2011 and 2010, respectively.

In connection with the agreements, the Bank provided an estimated liability for accumulated supplemental retirement benefits of $199,000 at December 31, 2011 and $183,000 at December 31, 2010, which is included in other liabilities in the accompanying consolidated balance sheets. During the fourth quarter of 2008, these agreements were amended for certain former and current executive officers. Under the terms of the amended agreements, these individuals have agreed to accept specified accelerated payments based on a discount rate of 6.0%. The Bank made payments in January 2009 of $498,000 and in January 2010 of $72,000 under the amended agreements.

The Bank recognized a provision for deferred compensation of $16,000 in 2011, $2,000 in 2010, and $8,000 in 2009.

No other postretirement or postemployment benefits are offered to retirees or employees.

The Corporation established a Stock Option and Incentive Plan (the "Plan") in 2002, which permits the Corporation to award stock options and/or stock appreciation rights to directors and managerial and other key employees of the Corporation. The awards may be in the form of stock options and/or stock appreciation rights. The Plan provides for the issuance of up to 190,951 shares.

		Outstanding Stock Options			Exercisable Stock Options

		Weighted	Weighted		Weighted	Weighed
Exercise		Average	Average		Average	Average
Price		Exercise	Contractual		Exercise	Contractual
Range	Number	Price	Life (years)	Number	Price	Life (years)

$24.99	28,869	$ 24.99	8	-	N/A	N/A

The Corporation issued 28,869 stock options during the year ended December 31, 2011. The following summarizes stock option activity for 2011:

Outstanding, January 1, 2011	$-
Granted	28,869
Exercised	-

Outstanding, December 31, 2011	$28,869

Exercisable, December 31, 2011	$-

The fair value of options granted is estimated at the date of grant using the Black Scholes option pricing model. The following shows the weighted-average fair value options granted and the assumptions used in calculating that value for the years indicated:

Weighted-average fair value of options granted	$3.62
Average dividend yield	5.0%
Expected volatility	25.0%
Risk-free interest rate	2.85%
Expected term (in years)	8

Compensation expense related to options granted in 2011 is included in salaries and wages in the consolidated statements of income for the year ended December 31, 2011 and amounted to $33,000. Compensation expense is recognized over the three year vesting period of the options. As of December 31, 2011, there is $67,000 of unrecognized compensation expense expected to be recognized over the vesting period.